Item G.1.b.iv The Central and Eastern Europe Fund, Inc. (the "Fund")

Based on a review of reports filed by the Fund's directors and executive officers, the investment advisor, officers and directors of the investment advisor, affiliated persons of the investment advisor and beneficial holders of 10% or more of the Fund's outstanding shares, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended October 31, 2021 were timely, except that Helen Delman filed a Form 3 late. This filing related solely to Ms. Delman's designation as a Reporting Person and did not relate to any transactions in the Fund. Ms. Delman has since corrected her omission by making the necessary filing.